EXHIBIT 10.2

                          SECURITIES PURCHASE AGREEMENT

      This Securities Purchase Agreement (this "AGREEMENT") is dated as of ___________ by and between Workstream Inc., a Canadian corporation (the "COMPANY"), and _____________ (the "PURCHASER").

      WHEREAS, the Company and the Purchaser are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the "SECURITIES ACT"), and Rule 506 of Regulation D as promulgated by the United States Securities and Exchange Commission (the "COMMISSION") under the Securities Act;

      WHEREAS the Purchaser desires to purchase from the Company, and the Company desires to sell to the Purchaser, ___________ Common Shares, no par value per share, of the Company (the "SHARES"); and

      WHEREAS, contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, substantially in the form attached hereto as Exhibit A (the "REGISTRATION RIGHTS AGREEMENT") pursuant to which the Company has agreed to provide certain registration rights with respect to the Shares under the Securities Act and the rules and regulations promulgated thereunder.

      NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Purchaser agree as follows:

                                   ARTICLE I
                                   DEFINITIONS

      1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms have the meanings indicated:

            "AFFILIATE" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144.

            "AGENT" means Sunrise Securities Corp.

            "BUSINESS DAY" means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

            "CLOSING" means the closing of the purchase and sale of the Shares pursuant to Section 2.1.

            "CLOSING DATE" means ________________ or such later date as the Company and the Purchaser mutually agree.

            "COMMISSION" has the meaning specified in the preamble to this Agreement.

            "COMMON SHARES" means the common shares of the Company, no par value per share.

            "COMPANY COUNSEL" means Perley-Robertson, Hill & McDougall LLP.

            "EFFECTIVE DATE" means the date that the Registration Statement described in the Registration Rights Agreement is first declared effective by the Commission.

            "ELIGIBLE MARKET" means any of the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market or the Nasdaq Small Cap.

            "EXCHANGE ACT" means the United States Securities Exchange Act of 1934, as amended.

            "LIEN"   means  any  lien,   charge,   claim,   security   interest,
      encumbrance, right of first refusal or other restriction.

            "LOSSES" means any and all losses, claims, damages, liabilities, settlement costs and expenses, including, without limitation, costs of preparation and reasonable attorneys' fees.

            "PERSON" means any individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or any court or other federal, state, local or other governmental authority or other entity of any kind.

            "PROCEEDING"  means  an  action,   claim,  suit,   investigation  or
      proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

            "REGISTRATION RIGHTS AGREEMENT" has the meaning specified in the preamble to this Agreement.

            "SECURITIES ACT" has the meaning specified in the preamble to this Agreement.

            "SHARES"  has  the  meaning   specified  in  the  preamble  to  this
      Agreement.

            "SUBSIDIARY"  means  the  following  subsidiaries  of  the  Company:
      Workstream USA, Inc., Xylo, Inc., Paula Allen Holdings, Inc., Rezlogic, Inc., The Omni Partners, Inc., 6Figurejobs.com, Inc. and Icarian, Inc.

            "TRADING DAY" means (a) any day on which the Common Shares are listed or quoted and traded on its primary Trading Market, (b) if the Common Shares are not then listed or quoted and traded on any Eligible

      Market, then a day on which trading occurs on the NASDAQ Small Cap Market (or any successor thereto), or (c) if trading does not occur on the NASDAQ Small Cap Market (or any successor thereto), any Business Day.

            "TRADING MARKET" means the NASDAQ Small Cap Market or any other Eligible Market on which the Common Shares are then listed or quoted.

            "TRANSACTION DOCUMENTS" means this Agreement, the Registration Rights Agreement and any other documents or agreements executed in connection with the transactions contemplated hereunder.

            "TRANSFER AGENT" means American Stock Transfer and Trust Company or any other transfer agent selected by the Company and specified in writing to the Purchaser.


                                   ARTICLE II
                                PURCHASE AND SALE

      2.1 Closing. Subject to the terms and conditions set forth in this Agreement, at the Closing the Company shall issue and sell to the Purchaser, and the Purchaser shall purchase from the Company, the Shares for a purchase price of US$1.60 per Share for an aggregate purchase price of US$____________ (the
"Purchase Price"). The Closing shall take place at the offices of Perley-Robertson, Hill & McDougall LLP, 90 Sparks Street, 4th Floor, Ottawa, Ontario K1P 1E2 immediately following the execution hereof, or at such other location or time as the parties may agree.

      2.2   Closing Deliveries.

                  (a) At the Closing, the Company shall deliver or cause to be delivered to the Purchaser the following:

                       (i) one or more stock certificates, free and clear of all restrictive and other legends (except as expressly provided in Section 4.1(b) hereof), evidencing the Shares registered in the name of the Purchaser;

                       (ii) the Registration Rights Agreement executed by the Company; and

                       (iii) a legal opinion of Company Counsel, in the form of Exhibit B, executed by such counsel and delivered to the Purchaser.

                  (b) At the Closing, the Purchaser shall deliver or cause to be delivered to the Company the Purchase Price, in United States dollars and in immediately available funds, by wire transfer to the account designated in writing by the Company for such purpose.


                                  ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

      3.1 Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchaser as follows:

                  (a) Subsidiaries. The Company owns, directly or indirectly, all of the capital stock or comparable equity interests of the Subsidiaries, free and clear of any Lien, and all the issued and outstanding shares of capital stock or comparable equity interests of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights. Other than the Subsidiaries, no other direct or indirect subsidiary of the Company constitutes a "significant subsidiary" as defined in Regulation S-X of the Exchange Act.

                  (b) Organization and Qualification. Each of the Company and each Subsidiary is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. To the knowledge of the Company, each of the Company and the Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, (i) adversely affect the legality, validity or enforceability of any Transaction
Document, (ii) have or result in a material adverse effect on the results of operations, assets, business or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) adversely impair the Company's ability to perform fully on a timely basis its obligations under any of the Transaction Documents (any of (i), (ii) or (iii), a "MATERIAL ADVERSE EFFECT").

                  (c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further consent or action is required by the Company, its Board of Directors or its stockholders. Each of the Transaction Documents has been (or upon delivery will be) duly executed by the Company and is, or when delivered in accordance with the terms hereof, will constitute, the valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

                  (d) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the Company's or any Subsidiary's certificate or articles of incorporation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, except to the extent that such conflict, default or termination right could not reasonably be expected to have a Material Adverse Effect, or (iii), to the knowledge of the Company, result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations and the rules and regulations of any self-regulatory organization to which the Company or its securities are subject), or by which any property or asset of the Company or a Subsidiary is bound.

                  (e) Issuance of the Shares. The Shares are duly authorized and, when issued and paid for in accordance with the Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens (except for Liens created by the placement of the legend set forth in Section 4.1(b) on any certificate evidencing the Shares) and shall not be subject to preemptive rights or similar rights of stockholders.

                  (f) Capitalization. The authorized capital stock of the Company consists of an unlimited number of shares of Common Shares, of which as of December 2, 2003, 23,200,659 Common Shares were issued and outstanding, and an unlimited number of shares of Class A Preferred Shares, of which as of December 2, 2003, 0 shares were issued and outstanding. All outstanding shares of capital stock are duly authorized, validly issued, fully paid and nonassessable and have been issued in compliance with all applicable securities laws, except where the failure to be so authorized, issued or in compliance could not reasonably be expected to result in a Material Adverse Effect.

                  (g) SEC Reports; Financial Statements. The Company has filed all reports required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials being collectively referred to herein as the "SEC REPORTS") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. The Company has delivered to the Purchaser true, correct and complete copies of all SEC Reports, if any, filed within the ten (10) days preceding the date hereof. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. All material agreements to which the Company or any Subsidiary is a party or to which the property or assets of the Company or any Subsidiary are subject are included as part of or specifically identified in the SEC Reports.

                  (h) Material Changes. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in the SEC Reports, (i) there has been no event, occurrence or development that, individually or in the aggregate, has had or that could result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and
(B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting or the identity of its auditors, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans.

                  (i) Absence of Litigation. Except as set forth in the SEC Reports, there is no action, suit, claim, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of the Subsidiaries that could, individually or in the aggregate, have a Material Adverse Effect.

                  (j) Compliance. Neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) to the knowledge of the Company, is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not, individually or in the aggregate, have or result in a Material Adverse Effect.

                  (k) Title to Assets. Except as set forth on Schedule 3.1(k), the Company and the Subsidiaries have good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries. To the knowledge of the Company, any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases of which the Company and the Subsidiaries are in compliance.

                  (l) Certain Fees. Except for the fees to the Agent, all of which are payable to registered broker-dealers, no brokerage or finder's fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement, and the Company has not taken any action that would cause any Purchaser to be liable for any such fees or commissions.

                  (m) Private Placement. Neither the Company nor any Person acting on the Company's behalf has sold or offered to sell or solicited any offer to buy the Shares by means of any form of general solicitation or advertising. Neither the Company nor any of its Affiliates nor any Person acting on the Company's behalf has, directly or indirectly, at any time within the past six months, made any offer or sale of any security or solicitation of any offer to buy any security under circumstances that would eliminate the availability of the exemption from registration under Regulation D under the Securities Act in connection with the offer and sale of the Shares as contemplated hereby. The offer and sale of the Shares hereby, together with any other offerings integrated therewith, do not require stockholder approval under the applicable provisions of the rules and regulations of the Trading Market. The Company is not, and is not an Affiliate of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  (n) Form S-3 Eligibility. The Company is eligible to register its Common Stock for resale by the Purchaser using Form S-3 promulgated under the Securities Act.

                  (o) Listing and Maintenance Requirements. The Company is in compliance with the listing or maintenance requirements of its Trading Market and will take all steps necessary to have its Common Shares continue to be traded and listed on its Trading Market. The Company has no reason to believe that it will not in the foreseeable future continue to be in compliance with all such listing and maintenance requirements, except for such listing and maintenance requirements relating to the maintenance of a minimum trading price.

                  (p) Application of Takeover Protections. There is no control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company's charter documents or the laws of its state of incorporation that is or could become applicable to any of the Purchaser as a result of the Purchaser and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including, without limitation, as a result of the Company's issuance of the Shares and the Purchaser's ownership of the Shares.

                  (q) Disclosure. The Company confirms that neither it nor any other Person acting on its behalf has provided the Purchaser or their agents or counsel with any information that constitutes or might constitute material, nonpublic information. The Company understands and confirms that the Purchaser will rely on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to the Purchaser regarding the Company, its business and the transactions contemplated hereby, including the Schedules to this Agreement, furnished by or on behalf of the Company are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or information exists with respect to the Company or any of its Subsidiaries or its or their business, properties, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed. The Company acknowledges and agrees that the Purchaser has not made nor will it make any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2.

                  (r) Acknowledgment Regarding Purchaser's Purchase of Shares. The Company acknowledges and agrees that the Purchaser is acting solely in the capacity of an arm's length purchaser with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that the Purchaser is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by the Purchaser or any of its representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to the Purchaser's purchase of the Shares. The Company further represents to the Purchaser that the Company's decision to enter into this Agreement has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

                  (s) Patents and Trademarks. The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights that are necessary or material for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have could have a Material Adverse Effect (collectively, the "INTELLECTUAL PROPERTY RIGHTS"). Neither the Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights.

                  (t) Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not, individually or in the aggregate, have or result in a Material Adverse Effect ("MATERIAL PERMITS"), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

                  (u) Solvency. Based on the financial condition of the Company as of the Closing Date after giving effect to the transactions contemplated herein: (i) the Company's fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of the Company's existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) the Company's assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).

                  (v) Internal Accounting Controls. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (w) Sarbanes-Oxley Act. The Company is in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the Commission thereunder that are effective as of the date hereof, except where such noncompliance would not have, individually or in the aggregate, a Material Adverse Effect.

                  (x) Foreign Corrupt Practices. Neither the Company, nor the Subsidiaries, nor to the knowledge of the Company any director, officer, agent, employee or other Person acting on behalf of the Company or any Subsidiary has, in the course of its actions for, or on behalf of, the Company (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.


      3.2 Representations and Warranties of the Purchaser. The Purchaser hereby, represents and warrants to the Company as follows:

                  (a) Organization; Authority. The Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable) with the requisite power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The purchase by the Purchaser of the Shares hereunder has been duly authorized by all necessary action on the part of the Purchaser. This Agreement and the Registration Rights Agreement have been duly executed and delivered by the Purchaser and each constitutes the valid and binding obligation of such Purchaser, enforceable against it in accordance with its terms.

                  (b) Securities Filings. The Purchaser acknowledges that it has been provided with copies of and has reviewed the following documents, which have been filed by the Company with the Commission pursuant to the Exchange Act (collectively, the "DISCLOSURE REPORTS" and, and, together with this Agreement and the Schedules to this Agreement, the "DISCLOSURE MATERIALS"): (i) the Company's Annual Report on Form 10-K, as amended, for the fiscal year ended May 31, 2003; (ii) the Company's Quarterly Report on Form 10-Q for the quarter ended August 31, 2003; and (iii) the Company's proxy statement with respect to its 2003 annual meeting.

                  (c) Investment Intent. The Purchaser is acquiring the Shares as principal for its own account for investment purposes only and not with a view to or for distributing or reselling the Shares or any part thereof, without prejudice, however, to the Purchaser's right, subject to the provisions of this Agreement and the Registration Rights Agreement, at all times to sell or otherwise dispose of all or any part of the Shares pursuant to an effective registration statement under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws. The Purchaser does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Shares.

                  (d) Purchaser Status. At the time the Purchaser was offered the Shares it was, and at the date hereof it is, an "accredited investor" as defined in Rule 501(a) under the Securities Act.

                  (e) Experience of the Purchaser. The Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment. The Purchaser is able to bear the economic risk of an investment in the Shares and, at the present time, is able to afford a complete loss of such investment.

                  (f) Offering Exemption. The Purchaser understands that the Shares are being offered and sold in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgements and understandings set forth herein in order to determine the applicability of such exemptions and the suitability of the undersigned to acquire the Shares.

                  (g) Access to Information. The Purchaser acknowledges that it has reviewed the Disclosure Materials and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Shares and the merits and risks of investing in the Shares; (ii) access to information about the Company and the Subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and
(iii) the  opportunity to obtain such  additional  information  that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of the Purchaser or its representatives or counsel shall modify, amend or affect the Purchaser's right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company's representations and warranties contained in the Transaction Documents.

                                   ARTICLE IV
                         OTHER AGREEMENTS OF THE PARTIES

      4.1   Transfer Restrictions.

                  (a) The Shares may only be disposed of pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act, and in compliance with any applicable state securities laws. In connection with any transfer of the Shares other than pursuant to an effective registration statement or to the Company or pursuant to Rule 144(k), except as otherwise set forth herein, the Company may require the transferor to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration under the Securities Act.

                  (b) The Purchaser agrees to the imprinting, so long as is required by this Section 4.1(b), of a legend on any certificate evidencing the Shares in substantially the form set forth below:

          THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. NOTWITHSTANDING THE FOREGOING, THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY SUCH SECURITIES.

Certificates  evidencing the Shares shall not be required to contain such legend
(i) if a registration statement covering the resale of the Shares is effective under the Securities Act and the Shares are sold or transferred pursuant to such registration statement under the Securities Act, (ii) following any sale of the Shares pursuant to Rule 144, or (iii) if the Shares are eligible for sale under Rule 144(k), or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the Commission). The Company shall cause its counsel to issue a legal opinion to the Transfer Agent on the Effective Date if required by the Transfer Agent to effect the removal of the legend hereunder. At such time as a legend is no longer required for the Shares, the Company will no later than three Trading Days following the delivery by the Purchaser to the Company or the Transfer Agent of a legended certificate representing the Shares, use its best efforts to cause to be delivered to the Purchaser a certificate representing the Shares that is free from all restrictive and other legends. Unless required under applicable law, the Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section.

      4.2 Furnishing of Information. As long as the Purchaser owns Shares, the Company covenants to use its best efforts to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. Upon the request of the Purchaser, the Company shall deliver to the Purchaser a written certification of a duly authorized officer as to whether it has complied with the preceding sentence. As long as the Purchaser owns Shares, from the Closing until the Purchaser is eligible to use Rule 144(k) under the Securities Act, if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to the Purchaser and make publicly available in accordance with paragraph (c) of Rule 144 such information as is required for the Purchaser to sell the Shares under Rule 144. The Company further covenants that it will take such further action as the Purchaser or subsequent holder of Shares may reasonably request to satisfy the provisions of Rule 144 applicable to the issuer of securities relating to transactions for the sale of securities pursuant to Rule 144, but only to the extent that the Company, or counsel of the Company agree that the Purchaser or subsequent holder is able to avail themselves of the exemption created by Rule 144.

      4.3 Integration. From and after the date hereof, the Company shall not, and shall use its best efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Shares in a manner that would require the registration under the Securities Act of the sale of the Shares to the Purchaser, or that would be integrated with the offer or sale of the Shares for purposes of the rules and regulations of any Trading Market.

      4.4 Listing of Shares. The Company shall take all steps necessary to cause its Common Shares to be approved for listing on its Trading Market and maintain the listing of such Common Shares on such Trading Market or another Eligible Market. The Company covenants to promptly file any listing application required by its Trading Market with respect to the Shares.

      4.5 Use of Proceeds. The Company shall use the net proceeds from the sale of the Shares hereunder and the Canadian Offering (as defined below) in the following order: (i) first, to repay or otherwise cause the satisfaction in full of all amounts outstanding under any convertible notes of the Company, (ii) second, to pay any and all expenses incurred in connection with the sale of the Shares hereunder and the filing and maintaining of any registration statement required by this Agreement and the Registration Rights Agreement and (iii) third, any remaining proceeds to be used for general working capital requirements of the Company.

      4.6 Securities Laws Disclosure; Publicity. Within three Business Days of the Closing Date, the Company shall issue a press release disclosing the material terms of the transactions contemplated hereby (the "PRESS RELEASE"). Thereafter, the Company shall timely file any filings and notices required by the Commission or applicable law with respect to the transactions contemplated hereby. Notwithstanding the foregoing, the Company shall not publicly disclose the name of the Purchaser, or include the name of the Purchaser in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of the Purchaser, except to the extent such disclosure is required by applicable law or the rules and regulations under the Trading Market. The Purchaser shall not request and the Company shall not, and shall cause each of its Subsidiaries and its and each of their respective officers, directors, employees and agents not to, provide the Purchaser with any material nonpublic information regarding the Company or any of its Subsidiaries from and after the issuance of the Press Release without the express written consent of the Purchaser. In the event of a breach of the foregoing covenant by the Company, any of its Subsidiaries, or any of its or their respective officers, directors, employees and agents, in addition to any other remedy provided herein or in the Transaction Documents, the Purchaser shall have the right to require the Company to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such material nonpublic information. The Purchaser shall not have any liability to the Company, its Subsidiaries, or any of its or their respective officers, directors, employees, stockholders or agents for any such disclosure. Subject to the foregoing, neither the Company nor the Purchaser shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of the Purchaser, to make any press release or other public disclosure with respect to such transactions as is required by applicable law and regulations.

      4.7 Canadian Offering; U.S. Offering.

                  (a) The Purchaser acknowledges that prior to the Closing, the Company sold 2,500,000 Common Shares for gross proceeds to the Company of US$4,000,000 of Common Shares to various purchasers in Canada (the "Canadian Offering") and, in connection therewith, the Company's agent received a cash commission of US$280,000 from the gross proceeds of such offering received by the Company and a warrant to purchase up to 400,000 Common Shares at an exercise price of US$1.60 and a expiration date of December 9, 2005.

                  (b) The Purchaser further acknowledges that prior to the Closing the Company sold 625,000 Common Shares for gross proceeds to the Company of US$1,000,000 to a U.S. investor and, in connection therewith, the Agent received a commission equal to US$100,000 which was paid in 62,500 Common Shares in lieu of cash and a warrant to purchase up to 62,500 Common Shares at an exercise price of US$1.60 and an expiration date of December 11, 2008.

      4.8 Agent's Fee. The Purchaser acknowledges that the Company has retained the Agent to act as the Agent in connection with the sale of the Shares hereunder. For the services rendered by the Agent in such capacity, the Company has agreed to pay the Agent a cash commission of 10% of the gross proceeds received by the Company in connection with the sale of the Shares hereby. In addition, as part consideration for the services rendered by the Agent, the

Company has agreed, subject to regulatory approval, to issue the Agent or its designee a warrant (the "Agent's Warrant") exercisable at any time up to five years following the Closing entitling the Agent to purchase that number of Common Shares equal to 10% of the number of Shares sold hereby at an exercise price equal to $1.60 per Common Share. At the option of the Agent and subject to any required regulatory approval, the Agent or its designee shall be entitled to receive all or a portion of the commission by way of Common Shares issued at a value of $1.60 per Common Share.

      4.9 Reimbursement. If the Purchaser or any of its Affiliates or any officer, director, partner, controlling Person, employee or agent of the Purchaser or any of its Affiliates (a "RELATED PERSON") becomes involved in any capacity in any Proceeding brought by or against any Person in connection with or as a result of the transactions contemplated by the Transaction Documents, the Company will indemnify and hold harmless the Purchaser or Related Person for its reasonable legal and other expenses (including the costs of any investigation, preparation and travel) and for any Losses incurred in connection therewith, as such expenses or Losses are incurred, excluding only Losses that result from the Purchaser's or Related Person's gross negligence, willful misconduct or breaches of the Purchaser's representations, warranties, covenants and agreements contained in the Transaction Documents. In addition, the Company shall indemnify and hold harmless the Purchaser and Related Person from and against any and all Losses, as incurred, arising out of or relating to any breach by the Company of any of the representations, warranties or covenants made by the Company in this Agreement or any other Transaction Document, or any allegation by a third party that, if true, would constitute such a breach. The conduct of any Proceedings for which indemnification is available under this paragraph shall be governed by the indemnification provisions of the Registration Rights Agreement. The indemnification obligations of the Company under this paragraph shall be in addition to any liability that the Company may otherwise have and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Purchaser and any such Related Persons. The Company also agrees that neither the Purchaser nor any Related Persons shall have any liability to the Company or any Person asserting claims on behalf of or in right of the Company in connection with or as a result of the transactions contemplated by the Transaction Documents except to the extent that any Losses incurred by the Company result from (a) the gross negligence or willful misconduct of the Purchaser or Related Person in connection with such transactions or (b) breaches of the Purchaser's representations, warranties, covenants or agreements contained in the
Transaction Documents. If the Company breaches its obligations under any Transaction Document, then, in addition to any other liabilities the Company may have under any Transaction Document or applicable law, the Company shall pay or reimburse the Purchaser on demand for all costs of collection and enforcement (including reasonable attorneys fees and expenses). The Company specifically agrees to reimburse the Purchaser on demand for all costs of enforcing the indemnification obligations in this paragraph.

                                   ARTICLE V
                                   CONDITIONS

      5.1 Conditions Precedent to the Obligations of the Purchaser. The obligation of the Purchaser to acquire the Share at the Closing is subject to the satisfaction or waiver by the Purchaser, at or before the Closing, of each of the following conditions:

                  (a) Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct in all material respects as of the date when made and as of the Closing as though made on and as of such date; and

                  (b) Performance. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing.

      5.2 Conditions Precedent to the Obligations of the Company. The obligation of the Company to sell the Shares at the Closing is subject to the satisfaction or waiver by the Company, at or before the Closing, of each of the following conditions:

                  (a) Representations and Warranties. The representations and warranties of the Purchaser contained herein shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made on and as of such date; and

                  (b) Performance. The Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Purchaser at or prior to the Closing.

                                   ARTICLE VI
                                  MISCELLANEOUS

      6.1 Termination. This Agreement may be terminated by the Company or the Purchaser, by written notice to the other parties, if the Closing has not been consummated by the third Trading Day following the date of this Agreement; provided that no such termination will affect the right of any party to sue for any breach by the other party (or parties).

      6.2 Fees and Expenses. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer Agent fees, stamp taxes and other taxes and duties levied in connection with the issuance of the Shares.

      6.3 Entire Agreement. The Transaction Documents, together with the Exhibits and Schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules. At or after the Closing, and without further consideration, each of the Company and the Purchaser agree that it will execute and deliver to the other such further documents as may be reasonably requested in order to give practical effect to the intention of the parties under the Transaction Documents.

      6.4 Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:


      If to the Company:

          Workstream Inc.
          495 March Road, Suite 300
          Ottawa, Ontario
          K2K 3G1
          Attention: Mr. Michael Mullarkey
          Facsimile:  (613) 270-0774

          with a copy to:

          Perley-Robertson, Hill and McDougall LLP
          90 Sparks Street, 4th Floor
          Ottawa, Ontario
          K1P 1E2
          Attention: Michael Gerrior
          Facsimile:  (613) 238-8775


      If to the Purchaser:



      6.5 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchaser or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

      6.6 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

      6.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchaser. The Purchaser may assign its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Shares, provided such transferee agrees in writing to be bound, with respect to the transferred Shares, by the provisions hereof that apply to the Purchaser.

      6.8 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except that each Related Person is an intended third party beneficiary of Section 4.9 and may enforce the provisions of such Section directly against the parties with obligations thereunder.

      6.9 Governing Law; Venue; Waiver Of Jury Trail. all questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the laws of the state of new york. THE COMPANY AND THE PURCHASER Hereby Irrevocably Submit To The Exclusive Jurisdiction Of The State And Federal Courts Sitting In The CITY OF NEW YORK, BOROUGH OF MANHATTAN For The Adjudication Of Any Dispute BROUGHT BY THE COMPANY OR ANY PURCHASER Hereunder, In Connection Herewith Or With Any Transaction Contemplated Hereby Or Discussed Herein (Including With Respect To The Enforcement Of Any Of The Transaction Documents), And Hereby Irrevocably Waive, And Agree Not To Assert In Any Suit, Action Or ProceedinG BROUGHT BY THE COMPANY OR ANY PURCHASER, Any Claim That It Is Not Personally Subject To The Jurisdiction Of Any Such Court, OR That Such Suit, Action Or Proceeding Is Improper. Each party Hereby Irrevocably Waives Personal Service Of Process And Consents To Process Being Served In Any Such Suit, Action Or Proceeding By Mailing A Copy Thereof Via Registered Or Certified Mail Or Overnight Delivery (With Evidence Of Delivery) To Such Party At The Address In Effect For Notices To It Under This Agreement And Agrees That Such Service Shall Constitute Good And Sufficient Service Of Process And Notice Thereof. Nothing Contained Herein Shall Be Deemed To Limit In Any Way Any Right To Serve Process In Any Manner Permitted By Law. The Company AND THE PURCHASER Hereby Waive All Rights To A Trial By Jury.

      6.10 Survival. The representations, warranties, agreements and covenants contained herein shall survive the Closing and the delivery of the Shares.

      6.11 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

      6.12 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

      6.13 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever the Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then the Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

      6.14 Replacement of Shares. If any certificate or instrument evidencing any Shares is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Shares.

      6.15 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Purchaser and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

      6.16 Payment Set Aside. To the extent that the Company makes a payment or payments to the Purchaser hereunder or the Purchaser enforces or exercises its rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company by a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.




                           [Signature pages to follow]

      IN WITNESS WHEREOF, the parties have executed this Securities Purchase Agreement as of the date first written above.



                        COMPANY:

                        workstream inc.


                        By:  /s/ Michael Mullarkey
                             ----------------------------------------
                             Name: Michael Mullarkey
                             Title: Chairman and CEO



                        PURCHASER:





                        By:
                             ----------------------------------------
                             Name:
                             Title:

                                   SCHEDULE A


                   PURCHASERS OF WORKSTREAM INC. COMMON SHARES

----------------------------------------------------------------------------------------------------------------------------

NAME                                                    DATE                NO. OF SHARES             PURCHASE PRICE
---------------------------------------------------------------------------------------------------------------------------
Smithfield Fiduciary LLC                          December 11, 2003            625,000                 $1,000,000
----------------------------------------------------------------------------------------------------------------------------

Pequot Scout Fund, L.P.                           December 31, 2003            648,000                 $1,036,800
----------------------------------------------------------------------------------------------------------------------------

Pequot Navigator Offshore Fund, Inc.              December 31, 2003            200,000                  $320,000

----------------------------------------------------------------------------------------------------------------------------

Pequot Navigator Onshore Fund, L.P.               December 31, 2003            152,000                  $243,200
----------------------------------------------------------------------------------------------------------------------------